--------------------------------------------------------------------------------

                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934


                   Date of Report (Date of earliest event reported)


                                    June 29, 1998


                                  ROSS SYSTEMS, INC.
                                  ------------------
                (Exact name of registrant as specified in its charter)


                                      CALIFORNIA
                                      ----------
            (State or other jurisdiction of incorporation or organization)


                  0-19092                            94-2170198
                  -------                            ----------
          Commission File Number        (I.R.S. Employer Identification Number)


                            2 Concourse Parkway, Suite 800
                                Atlanta, Georgia 30328
                                ----------------------
                       (Address of principal executive offices)


                                    (770) 351-9600
                                    --------------
                 (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

                                  ROSS SYSTEMS, INC.
                                       FORM 8-K
                                     JULY 2, 1998


ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 29, 1998, the board of directors of Ross Systems, Inc. (the "Company") appointed Arthur Andersen LLP public accountants for the corporation for the fiscal year ended June 30, 1998.

     Effective July 1, 1998, Coopers & Lybrand LLP will merge with Price Waterhouse & Company. The merger creates a potential independence conflict within Coopers & Lybrand LLP as it relates to the Company and requires them to withdraw from the audit engagement with the Company. Mr. J. Patrick Tinley, the President of the Company and Mr. Gary O. Tinley, a Partner with Price Waterhouse & Company in Atlanta are brothers. The board of directors accepted the resignation of Coopers & Lybrand LLP effective June 29, 1998.

     In connection with the audit of fiscal years ended June 30, 1997 and 1996 as well as interim procedures for the first three quarters of fiscal year 1998, there were no disagreements between Coopers & Lybrand LLP and the Company, with respect to any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to Coopers & Lybrand LLP's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
None of the reportable events discussed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company within the last two fiscal years and the subsequent interim period to date.

     The audit reports of Coopers & Lybrand LLP on the consolidated financial statements of Ross Systems Inc. and subsidiaries as of and for the years ended June 30, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to any uncertainty, audit scope, or accounting principle.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                             ROSS SYSTEMS, INC.

Date:  July 2, 1998                          /s/  ROBERT B. WEBSTER
                                             -----------------------------------
                                             Robert B. Webster
                                             Vice President and
                                             Chief Financial Officer

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS (in accordance with Item 601 of Regulation S-K)

               16.1      Letters Regarding Change in Certifying Accountant.

                                  ROSS SYSTEMS, INC.

                                  Report on Form 8-K
                                  dated July 2, 1998



                                  INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                                                 EXHIBIT NAME
--------------------------------------------------------------------------------

     16.1      Letters Regarding Change in Certifying Accountant.